UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2015

MEDNAX, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	001-12111	26-3667538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1301 Concord Terrace

Sunrise, Florida 33323

(Address of principal executive office) (zip code)

Registrant’s telephone number, including area code (954) 384-0175

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 3, 2015, MEDNAX, Inc., a Florida corporation (the “Company”), held a Special Meeting of Shareholders (the “Special Meeting”). Of the 93,859,240 shares of common stock outstanding and entitled to vote at the Special Meeting, 81,993,599 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of shareholders at the Special Meeting are as follows:

Proposal 1: The Company’s shareholders approved the amendment and restatement of the Amended and Restated MEDNAX, Inc. 1996 Non-Qualified Employee Stock Purchase Plan by the votes set forth in the table below:

For	Against	Abstained
81,118,507	610,570	264,522

Proposal 2: The Company’s shareholders approved the creation of the MEDNAX, Inc. 2015 Non-Qualified Stock Purchase Plan by the votes set forth in the table below:

For	Against	Abstained
80,164,209	1,598,937	230,453

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDNAX, INC.

Date: November 5, 2015	By:	/s/ Vivian Lopez-Blanco
Vivian Lopez-Blanco
Chief Financial Officer